UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 18, 2020

Monarch Casino & Resort, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-22088	88-0300760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3800 South Virginia Street, Reno, Nevada 89502
(Address of Principal Executive Offices) (Zip Code)

(775) 335-4600
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per value per share	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Item 8.01. Other Events.

On March 17, 2020, Monarch Casino and Resort issued a press release about temporary suspension of operations at Monarch Black Hawk. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 18, 2020, Monarch Casino and Resort issued a press release about temporary suspension of operations at Atlantis Casino Resort. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated March 17, 2020

Exhibit 99.2. Press release dated March 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino & Resort, Inc.

Date: March 18, 2020	By:	/s/ Edwin S. Koenig
Edwin S. Koenig
Chief Accounting Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)